UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

THINK PARTNERSHIP INC.
(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NOTICE OF 2007
ANNUAL MEETING
AND PROXY STATEMENT

28050 US 19 North, Suite 509
Clearwater, FL 33761
(727) 324-0046

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Think Partnership Inc., either in person or by proxy. The meeting will be held at 111 East Wacker Drive, Suite 2800, Chicago, IL 60601  on Wednesday, May 30, 2007, at 10:00 a.m. Chicago Time.

Details regarding admission to the meeting and the business to be conducted are described in the accompanying Notice of Annual Meeting and Proxy Statement. Included with the Proxy Statement is a copy of our 2006 Annual Report. I encourage you to read our Annual Report. It includes our audited financial statements and information about our operations, markets and products.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting. You may vote by mailing the enclosed proxy card. Please review the instructions with the proxy card regarding your voting options.

We would appreciate your informing us in advance if you plan on attending the annual meeting in person  You may either telephone Miss Nalini Singh at (727) 324-0046 x2100 or mark the appropriate box on the enclosed proxy card to indicate your plans.

Thank you for your continued support of, and interest in, Think Partnership. I look forward to seeing you at the Annual Meeting.

Sincerely,

Scott Mitchell

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	10:00 a.m., local time, on Wednesday, May 30, 2007.

Place	111 East Wacker Drive, Suite 2800, Chicago, IL 60601

Items of Business	(1) To elect five members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

(2) To ratify the appointment of Blackman Kallick Bartelstein, LLP as Think Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

(3) To consider such other business as may properly come before the meeting.

Adjournments and Postponements

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a Think Partnership stockholder as of the close of business on April 26, 2007.

Meeting Admission

You are entitled to attend the annual meeting only if you were a Think Partnership stockholder as of the close of business on April 26, 2007 or hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the annual meeting. For security reasons, you may be subject to search prior to your admittance to the meeting.

To insure that we have adequate seating for the meeting, we request that you contact Miss Nalini Singh at (727) 324-0046 x2100 if you plan on attending the annual meeting in person. Please also mark the appropriate box on the enclosed proxy card if you plan to attend the meeting.

The annual meeting will begin promptly at the stated time. Check-in will begin a half-hour prior to the stated time and you should allow ample time for the check-in procedures.

i

Voting

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. You may submit your proxy or voting instructions for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy or voting instruction card.

By order of the Board of Directors,

Scott P. Mitchell
Chief Executive Officer, President, Secretary and Director

This notice of annual meeting, proxy statement and form of proxy are being distributed on or about April 30, 2007.

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

i

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

1

Why Did I Receive This Proxy Statement?

1

What information is contained in this proxy statement?

1

How may I obtain a separate set of proxy materials or Annual Report for 2006?

1

What Am I Voting On?

1

What Are the Voting Recommendations of the Board of Directors?

1

Will Any Other Matters Be Voted On at the Meeting?

2

How Many Shares Can I Vote at the Meeting?

2

How Many Votes Do I Have Per Share?

2

How Are Shares Voted?

2

How Can I Attend the Annual Meeting in Person?

3

How Can I Vote My Shares In Person At The Annual Meeting?

3

How Can I Vote My Shares Without Attending The Annual Meeting?

3

Can I Change My Vote?

3

Is My Vote Confidential?

3

How Many Votes Must Be Present To Hold The Meeting?

4

How Are Votes Counted?

4

What Vote Is Required To Approve Each Proposal?

4

Is Cumulative Voting Permitted For The Election Of Directors?

4

What Happens If Additional Matters Are Presented At The Annual Meeting?

4

Who Will Serve As Inspector Of Elections?

5

What Should I Do If I Receive More Than One Set Of Voting Materials?

5

Who Will Bear The Cost Of Soliciting Votes For The Annual Meeting?

5

How Can I Access The Company’s Proxy Materials And Annual Report Electronically?

5

Where Can I Find The Voting Results Of The Annual Meeting?

5

How Can I Obtain Additional Information About The Company?

5

What Is The Deadline To Nominate Individuals To Serve As Directors?

5

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

7

Board of Directors Independence

7

Summary of Corporate Governance Framework

7

Board of Directors, Meetings and Committee Information

8

Communicating with Directors

8

Nominating Committee

8

Audit Committee

9

Compensation Committee

9

Independent Director Compensation

10

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

11

PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT ACCOUNTANT

12

INDEPENDENT PUBLIC ACCOUNTANTS

13

Audit and Non-Audit Fees

13

Approval of Services and Fees

13

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

13

AUDIT COMMITTEE REPORT

13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

15

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

16

EXECUTIVE OFFICERS AND DIRECTORS COMPENSATION

17

COMPENSATION DISCUSSION AND ANALYSIS

17

Overview of Compensation Process

17

Compensation Philosophy

18

2006 Compensation Determination Process

18

2006 Base Salary

19

2006 Performance Based Cash Awards

19

2006 Long-Term Incentive Plan Awards

19

Other Compensation and Benefits.

21

Retirement and Other Post-Termination Benefits

21

Change in Control Severance Policy

22

Other Benefits

22

Insurance

22

401(k)

22

Determination of 2006 Chief Executive Officer Compensation

22

Federal Income Tax and Accounting Considerations

23

2007 Compensation

23

COMPENSATION COMMITTEE REPORT

24

SUMMARY COMPENSATION TABLE

24

Option/SAR Grants in Last Fiscal Year

26

Value of Securities Underlying Unexercised Options

26

Executive Officers

27

Executive Employment and Severance Agreements

27

Equity Compensation Plan Information

30

ANNUAL REPORT ON FORM 10-K

30

HOUSEHOLDING OF PROXY MATERIALS

31

Audit Committee Charter………………………………………………………………………Appendix A

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

Why Did I Receive This Proxy Statement?

Our board of directors is providing these proxy materials to you in connection with the solicitation of proxies for use at our 2007 annual meeting of stockholders, which will take place on Wednesday, May 30, 2007 at 10:00 a.m. local time, at 111 East Wacker Drive, Suite 2800, Chicago, IL 60601. This proxy statement summarizes information we are required to provide to you under the rules of the Securities and Exchange Commission in connection with the solicitation of proxies.  As a stockholder, you are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and most highly paid executive officers in 2006, and certain other required information.

How may I obtain a separate set of proxy materials or Annual Report for 2006?

If you share an address with another stockholder, each stockholder may not receive a separate copy of our Annual Report and proxy materials. Stockholders who do not receive a separate copy of our Annual Report and proxy materials, and want to receive a separate copy, may request to receive a separate copy of, or stockholders may request additional copies of our Annual Report and proxy materials by sending an e-mail to investors@thinkpartnership.com, calling (727) 324-0046 x2100 or writing to:

Investor Relations

Think Partnership Inc.

28050 US 19 North, Suite 509

Clearwater, FL  33761

What Am I Voting On?

You are voting on two items:

(a)

the election of five Directors;

(b)

the ratification of the appointment of Blackman Kallick Bartelstein, LLP as our independent registered public accountant for the year ended December 31, 2007.

We will also consider any other business that properly comes before the annual meeting.

What Are the Voting Recommendations of the Board of Directors?

The Board recommends the following votes:  (a) FOR election of each of the five nominees as Directors; and (b) FOR ratification of the appointment of Kallick Bartelstein, LLP as independent registered public accounting firm for fiscal 2007. Unless you give contrary instructions on your proxy card, the persons named as proxy holders will vote your shares in accordance with the recommendations of the Board of Directors.

Will Any Other Matters Be Voted On at the Meeting?

We do not know of any other matters that will be brought before the stockholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card gives authority to the persons named as proxy holders to vote on such matters in their discretion.

How Many Shares Can I Vote at the Meeting?

Each share of Think Partnership common stock issued and outstanding as of the close of business on April 26, 2007, the Record Date is entitled to be voted on all items being voted on at the annual meeting. You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, trustee or other nominee such as a bank. On the Record Date we had approximately 67,416,350 shares of common stock issued and outstanding.

How Many Votes Do I Have Per Share?

You will have one vote for every share of Think Partnership common stock you owned on the Record Date. If you own shares of common stock in more than one account, such as individually and jointly with your spouse, you may receive more than one set of these materials.   Please make sure to vote all of your shares.

How Are Shares Voted?

You may own shares in one of the following ways:  directly in your name as the stockholder of record or indirectly through a broker, bank or other holder of record, in street name.

Stockholders of Record:  If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you.  If you are a stockholder of record, there are two ways to vote:

•

by completing and returning your proxy card in the postage-paid envelope provided; or

•

by written ballot at the meeting.

Street Name Holders:  If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending these proxy materials to you.  As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. If your shares are held in street name you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker, or as your broker may direct or allow. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Your vote is important.  Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct. If you return a proxy card without indicating your vote, your shares will be voted as follows: (i) FOR the five nominees for Director named in this proxy statement; (ii)  FOR ratification of the appointment of Kallick Bartelstein, LLP as the independent registered public accounting firm for the Company for fiscal 2007; and (iii) in accordance with the recommendation of management on any other matter that may properly be brought before the meeting and any adjournment of the meeting.

How Can I Attend the Annual Meeting in Person?

Any Think Partnership stockholder as of the Record Date or any holder of a valid proxy may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

If you plan on attending the annual meeting of stockholders in person, please contact Miss Nalini Singh at (727) 324-0046 x2100 so that we can arrange for sufficient space to accommodate all attendees. Please also mark the appropriate box on the enclosed proxy card.

Proof of ownership of Think Partnership stock, as well as a valid form of personal identification (with photograph), must be presented in order to attend the annual meeting. For security reasons, you may be subject to search prior to your admittance to the meeting.

How Can I Vote My Shares In Person At The Annual Meeting?

Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting. Shares held beneficially in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How Can I Vote My Shares Without Attending The Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the annual meeting. If you are a stockholder of record, you may vote by completing, signing and dating the enclosed proxy card and mailing it in the accompanying pre-addressed envelopes. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Can I Change My Vote?

Yes. You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (2) providing a written notice of revocation to the Company’s Secretary at the address on the first page of this proxy statement prior to your shares being voted, or (3) attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee following the instruction they provided, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Is My Vote Confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner intended to protect your voting privacy. Unfortunately, we cannot give you any assurance of confidentiality or accept any liability if confidentiality is not maintained. Your vote will not be intentionally disclosed to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Company management.

How Many Votes Must Be Present To Hold The Meeting?

The holders of one-third of the aggregate voting power of Think Partnership common stock outstanding on the Record Date must be present to hold the annual meeting. Based upon our shares outstanding on the Record Date, 22,472,117 votes must be present in person, or by proxy, at the meeting in order to constitute a quorum necessary to conduct the meeting.

 If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

How Are Votes Counted?

In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to all or one or more of the nominees. You may not cumulate your votes for the election of directors.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the board of directors.

What Vote Is Required To Approve Each Proposal?

In the election of Directors, the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

For each other item of business at the annual meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval.  A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of establishing a quorum.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.  Shares represented by “broker non-votes” will, however, be counted in establishing a quorum.

Is Cumulative Voting Permitted For The Election Of Directors?

No. You may not cumulate your votes for the election of directors.

What Happens If Additional Matters Are Presented At The Annual Meeting?

We are not aware of any other matter to be presented at the annual meeting.  Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting.  If, however, any other matter properly comes before the annual meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion.  If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

Who Will Serve As Inspector Of Elections?

We retained Colonial Stock Transfer Co., Inc. to tabulate all votes cast at the meeting. A representative of Colonial Stock Transfer Co. will act as inspector of election at the meeting.

What Should I Do If I Receive More Than One Set Of Voting Materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Who Will Bear The Cost Of Soliciting Votes For The Annual Meeting?

We will pay all the costs of soliciting proxies and holding the annual meeting.  We have not retained a third party to assist in this process.  Instead, proxies will be solicited solely by our directors, officers or employees.  We will not pay additional compensation to these individuals for these activities.  We also intend to request that brokers, banks and other nominees solicit proxies from their principals.  We will pay the brokers, banks and other nominees for certain expenses that they incur for these activities.

How Can I Access The Company’s Proxy Materials And Annual Report Electronically?

This proxy statement and the 2006 annual report are available in the “Investors” section of the Company’s website, which can be accessed at http://www.thinkpartnership.com.

Where Can I Find The Voting Results Of The Annual Meeting?

We intend to announce preliminary voting results at the annual meeting and publish final results in our current report on Form 8-K.

How Can I Obtain Additional Information About The Company?

We file reports, proxy materials and other information with the SEC.  The SEC maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. Our SEC filings are also available via our Internet website at www.thinkpartnership.com, along with certain of our corporate documents. These reports, proxy materials and other information can be inspected and copied at the Public Reference Section maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C.  20549; at The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and at 233 Broadway, New York, New York 10279.  Copies can be obtained by mail from the SEC at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C.

What Is The Deadline To Propose Actions For Consideration At An Annual Meeting Of Stockholders Or To Nominate Individuals To Serve As Directors?

Generally, you may submit proposals, including director nominations, for consideration at future stockholder meetings.

Stockholder Proposals: As of the date of this proxy statement, we had not received notice of any shareholder proposals for the annual meeting described herein and proposals received subsequent to such date will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Think Partnership Inc.

Attn: Corporate Secretary

28050 US 19 North, Suite 509

Clearwater, FL   33761

Fax: (727) 324-0063

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of the Company’s proxy statement release to shareholders in connection with the previous year’s annual meeting. However, if the Company did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. Therefore, stockholder proposals intended to be presented at the 2008 annual meeting must be received by the Company at its principal executive office no later than December 15, 2007 in order to be eligible for inclusion in the Company’s 2008 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, the Company will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

Nomination of Director Candidates: You may propose director candidates for consideration by the board of directors’ Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for board of directors’ membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth above. For additional information regarding stockholder recommendations for director candidates, see “Nominating Committee” on page 8.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Our business is managed by our board of directors, which is responsible for establishing broad corporate policies and for supervising the overall management of the Company.  In addition to considering various matters which require board approval, the board provides advice and counsel to, and ultimately monitors the performance of, the Company’s senior management. We currently do not have a chairman of our board of directors.

Board of Directors Independence

The board of directors has determined that each of the Company’s current directors and each of the directors nominees standing for election, except Scott Mitchell, has no relationship which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an “independent director” as defined in the Company Guide of the American Stock Exchange (“AMEX”). Thus four of our five current directors are independent directors, which will continue to be the case assuming all nominees for director are elected by stockholders at the annual meeting. In determining the independence of our directors, the board of directors has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the Securities and Exchange Commission (the “SEC”) and the listing standards of the AMEX. In making the determination of the independence of our directors, the board of directors considered all known transactions in which Think Partnership and any director had any interest, including any discussed under “Certain Relationships and Related Transactions” below.

Our independent directors may meet at any time in their sole discretion without any other directors or representatives of management present.  No one independent director presides at these sessions.  Instead, the presiding director is selected based on the agenda or topic for the meeting.  Each independent director has access to the members of our management team or other employees as well as full access to our books and records. The Company has no policy regarding, and exerts no control over, meetings of our independent directors.

Summary of Corporate Governance Framework

We are committed to maintaining the highest standards of honest and ethical conduct in running our business efficiently, serving our stockholders interests and maintaining our integrity in the marketplace. To further this commitment, we have adopted our Code of Conduct and Business Code of Ethics, which applies to all our directors, officers and employees.

To assist in its governance, our board has formed three standing committees composed entirely of independent directors: Audit, Compensation and Nominating.  Each of the committees operates under a written charter adopted by the board of directors. A discussion of each committee’s function is set forth below.

Additionally, we have adopted and published to all employees our Whistleblower Notice establishing procedures by which any employee may bring to the attention of our Audit Committee any disclosure regarding accounting, internal control or other auditing issues affecting Think Partnership or any improper activities of any officer or employee. Disclosure may be made anonymously.

Our Restated By-Laws, the charters of each board committee, the independent status of a majority of our board of directors, our Code of Conduct and Business Code of Ethics and our Whistleblower Notice provide the framework for our corporate governance.  Copies of our Restated By-Laws, charters, Code of Ethics and Whistleblower Notice may be found on our website at www.thinkpartnership.com.  Copies of these materials also are available without charge upon written request to our corporate secretary. We intend to comply with the disclosure requirements under Item 10 of Form 8-K by posting on our website any amendments to, or any waivers under, our Code of Conduct and Business Code of Ethics.

Board of Directors, Meetings and Committee Information

The members of our board of directors on the date of this proxy statement, and the committees on which they serve, are identified below.

Director	Audit Committee	Compensation Committee	Nominating Committee

Patrick W. Walsh(1)	X	X	X
Robert T. Geras (2)	X*	X*	X
George Mellon (2)	X	X	X*
Joshua Metnick (2)	X	X	X
Scott P. Mitchell (3)
* Chairman of the Committee

(1)

Mr. Walsh became an independent director in May 2004.

(2)

Messrs. Geras, Mellon and Metnick became independent directors in June 2006.

(3)

Mr. Mitchell became a director in June 2006. He is not independent or a member of any committee.

During 2006, our board met 14 times while our audit committee met 5 times, our nominating committee met 3 times and our compensation committee did not meet. Each director serving on the board or a committee during 2006 attended at least 75% of the board or committee meetings held during their tenure as a director or committee member, except for Messrs. Mellon (63% of board meetings and 50% of audit committee meetings) and Walsh (60% of audit committee and 67% of nominating committee meetings). We encourage, but do not require, our directors to attend our annual stockholders’ meetings. Last year, all our directors except Mr. Metnick attended our annual stockholders’ meeting.

Communicating with Directors

Stockholders may communicate at any time with any of our directors, our independent directors as a group, or the entire board by writing to them at Think Partnership Inc., Attn: Corporate Secretary, 28050 US 19 North, Suite 509. Clearwater, FL   33761 or by faxing a communication to (727) 324-0063.

Our “whistleblower” policy prohibits us, or any of our employees, from retaliating or taking any adverse action against anyone for raising a concern or reporting a problem.  Stockholders or employees preferring to raise their concerns in a confidential or anonymous manner may do so by directly contacting the chairperson of the audit committee as provided in our Whistleblower Notice.  Stockholders and employees may also report ethical concerns or incidents, including concerns about accounting, internal controls or auditing matters. We encourage anyone with a concern to bring it to our board’s attention as early as possible.

Nominating Committee

The nominating committee recommends individuals to the board for nomination as members of the board and its committees and develops and recommends corporate governance guidelines.  The committee also prepares and supervises the board’s annual review of director independence and the board’s annual self-evaluation.  The nominating committee is composed of four directors, all of whom satisfy the independence standards contained in the American Stock Exchange corporate governance rules and our governing documents.  The nominating committee operates under a written charter adopted by the Board of Directors.

The committee considers all qualified candidates identified by members of the committee, by other members of the board of directors, by senior management and by our stockholders.  Stockholders who would like to propose a candidate may do so by submitting the candidate’s name, resume and biographical information to the attention of our corporate secretary.  All proposals for nomination received by the corporate secretary will be presented to the committee for appropriate consideration.

The committee reviews each candidate including each candidate’s independence, skills and expertise based on a variety of factors, including the person’s experience or background in management, finance, regulatory matters and corporate governance.  Based on its assessment of each candidate, the committee recommends candidates to the board.  The committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the board of directors and members of senior management. However, there is no assurance that there will be any vacancy on the board at the time of any submission or that the committee will recommend any candidate for the board.

A majority of the persons serving on our board of directors must be “independent”.  Thus, the committee has considered transactions and relationships between each director or any member of his or her immediate family and us or our affiliates, including those reported under “Certain Relationships and Related Transactions” below.  The committee also reviewed transactions and relationships between directors or their affiliates and members of our senior management or their affiliates.

As a result of this review, the committee affirmatively determined that Messrs. Geras, Mellon, Metnick and Walsh are independent.

Audit Committee

This audit committee assists the board in fulfilling its oversight responsibility relating to: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; and (3) the qualifications and independence of the independent registered public accountants.   The audit committee operates under a written charter adopted by the board of directors. The audit committee is composed of four directors, all of whom have been determined by the Board of Directors to be “independent,” as defined by the listing standards of the American Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the SEC. The board has determined that Mr. Geras, the chairman of the audit committee, qualifies as an “audit committee financial expert” as defined by the SEC.  The report of the committee is included in this proxy statement.

Compensation Committee

This compensation committee is responsible for overseeing our compensation programs and practices, including our executive compensation plans and incentive-compensation plans. The committee shall also prepare an annual report on executive compensation to be included in our proxy statement.  The compensation committee operates under a written charter adopted by the Board of Directors. The compensation committee is composed of four directors, each of whom has been determined by the Board of Directors to be a “non-employee director,” as defined by Section 16 of the Securities Exchange Act of 1934, as amended, an “outside director,” as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended and “independent” under the listing standards promulgated by the American Stock Exchange as well as any other applicable laws, rules and regulations governing director independence.

Independent Director Compensation

Each independent member of our board of directors receives $2,000 per month, plus reimbursement for travel and lodging expenses, for serving as an independent director. Each independent director serving as chairman of a board committee is paid an additional retainer equal to $2,000 per month. Further, each committee chairman is paid a per diem fee equal to $900 for each day spent by a committee chairman on Company business, provided that in no case, may the per diem fees paid to a committee chairman exceed $60,000 per annum. All of our directors are eligible for grants of options to purchase our common stock as determined from time to time by our board of directors in its discretion. In connection with serving as independent directors, in August 2006 we granted to: (i) Mr. Mesolella options to purchase 60,000 shares of common stock at $2.19 per share; (ii) each of Messrs. Walsh and Lyte options to purchase 25,000 shares of common stock at $2.19 per share; (iii) each of Messrs. Geras and Mellon options to purchase 200,000 shares of common stock at $2.19 per share; and (iv) Mr. Metnick options to purchase 75,000 shares of common stock at $2.19 per share, with one-third of the options vesting on each of the first, second and third year anniversaries of the date of issuance. The options previously granted to our independent directors expire 10 years after the date of grant and are not forfeited should an independent director cease to provide services for the Company unless the director is removed for cause, In February 2006 in connection with his serving as an independent director, we granted to Mr. Rogosta options to purchase 25,000 shares of common stock at $2.30 per share. In March 2007 we granted to Mr. Rogosta additional options to purchase 30,000 shares of common stock at $2.95 per share. This latest grant to Mr. Rogosta is not included in the chart below because it was not made in 2006, although the grant corrects the omission of Mr. Rogosta from the grants made to independent directors in August 2006.

2006 Non-Management Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Award (1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Robert T. Geras	$24,000	0	$256,000	0	0	0	$280,000
Joshua Metnick	$12,000	0	$96,000	0	0	0	$108,000
George Mellon	$24,000	0	$256,000	0	0	0	$280,000
Patrick Walsh	$25,950	0	$32,000	0	0	0	$57,950
Vincent Mesolella *	$43,600	0	$76,800	0	0	0	$120,400
Dominick Ragosta *	$26,304	0	$23,250	0	0	0	$49,554
Frederick Lyte *	$25,200	0	$32,000	0	0	0	$57,200
Benjamin T. Jennings *	$20,000	0	0	0	0	$60,000	$80,000
James N. Held *	$1,000	0	0	0	0	0	$1,000

* - Denotes former member

(1)

The amounts in the Option Awards column reflect the fair value on the date of grant in accordance with FAS 123R. The assumptions used in calculating these values may be found in Note 10 to our Financial Statements for the year ended December 31, 2006.  The Company will continue to recognize compensation expense for all stock-based awards ratably over the service period under the provisions of FAS 123R.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our board, acting on the recommendation of our nominating committee, has nominated all of the current directors for reelection at the annual meeting.  Messrs. Geras, Mellon, Metnick and Walsh have been determined to be, and nominated to serve as, independent directors.  We know of no reason why any nominee will be unable to serve if elected.  Unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for the nominees named below, who are all presently directors of the Company. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected.  The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation or removal. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor.  Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the stockholders.

The following information provided with respect to the principal occupation, affiliations and business experience during the last five years for each of the nominees has been furnished to us by such nominees:

Scott P. Mitchell, 35.  On June 8, 2006, Scott P. Mitchell was appointed to our board of directors and was named chief executive officer. Since August 2005, Mr. Mitchell has served as our president and since August 2004 as the chief executive officer of Cherish, Inc. Mr. Mitchell launched several successful Internet businesses including HSN.com, RollingStone.com and Tunes.com. In 2004 he merged his online dating company with us and formed Cherish, Inc., our wholly owned online dating subsidiary. Mr. Mitchell holds Bachelor of Science degrees from Illinois State University in Psychology and Economics and a Masters of Business Administration, Masters of Management and Organizational Development and Masters of Management Information Systems from Benedictine University.

Robert T. Geras, 69.  In 1978, Mr. Geras founded and has since been President of LaSalle Investments, Incorporated, an early stage Chicago venture capital investment company. In April 2005, Mr. Geras became Interim President, director and CEO of Arryx, Inc., a Chicago nano-technology company which employs holographic laser steering at nano and microscopic levels to expedite groundbreaking research of many kinds. Mr. Geras co-founded and is a director of Merge Healthcare (MRGE) which provides radiology workflow products. He is currently a director of VideoHomeTours, Capital Growth Systems, Exadigm, Think Partnership, Advanced Diamond Technologies, Bias Power, and OrthoScan.

Mr. Geras is a founding member and a director of the Illinois Venture Capital Association which, in December 2004, presented Mr. Geras with the Fellows Award for “Extraordinary leadership in early stage venture funding in Illinois.” Mr. Geras also received the “Angel of the Year 2002” award by the Chicago Software Association at their Annual CityLIGHTS ceremony. On March 1, 2006, Mr. Geras was inducted into the Chicago Area Entrepreneurship Hall of Fame. Mr. Geras and his wife, Dawn, founded the Save Abandoned Babies Foundation. Mr. Geras graduated from Northwestern University in 1961.

George Mellon, 61.  Mr. Mellon has served as a director since June 2006. Following graduation from college in 1968, Mr. Mellon spent 16 years with INA/CIGNA and in 1984 founded North American Special Risks Associations Inc. (NASRA). NASRA operated as a Managing General Underwriter (MGU) representing several A+ rated insurance companies in the accident and health employee benefits area. Mr. Mellon served as chairman, president and chief executive officer of NASRA. In 1996, NASRA merged with HCC (NYSE) where Mr. Mellon remained active until 2000 serving as chairman, president and chief executive officer of HCCES, a division of HCC. He continued with HCC as a consultant. Mr. Mellon graduated from North Dakota State University in 1968 with a B.S. degree in Economics.

Joshua Metnick, 33.  Since February 2005,  Mr. Metnick has been the president and chairman of Illinois.com, Inc. Since December 2002, he also has served as chairman and chief executive officer of Chicago.com, Inc., as well as Managing Member of Associated Cities LLC which he formed with the owners of NewYorkCity.com, Atlanta.com and LosAngeles.com. Mr. Metnick currently serves as Chairman of Heilio, Inc., a Chicago-based network and online security services firm, and is a co-founder of Unified Consulting, Inc., a transactionally oriented Internet services development company started in 1999 and based in Los Angeles, California. In 2000, Mr. Metnick founded ePrairie.com, a news aggregator and blogging website for the Chicago and Midwest technology business community. Mr. Metnick holds a bachelor’s degree in finance from the University of Illinois and is a graduate of the Illinois Institute of Aviation.

Patrick W. Walsh, 43.  Since January 2007, Mr. Walsh has served as the senior business development manager at Intechra LLC. From 2004 to 2006, he was the director of sales at Chasm Industries, Inc.  From 1999 to 2004, Mr. Walsh served as an executive of Avatar Systems Ltd., Chicago, Illinois.  From 1997 until 1999, Mr. Walsh served as vice president of marketing and business development for Metal Management, Inc., located in Chicago, Illinois.  Mr. Walsh graduated from Miami University (Ohio) in 1986.

Required Vote

The five nominees receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation

Our board of directors recommends that you vote “FOR” the election of all five nominees.

*****

PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Our independent accountant is selected by the audit committee.  On September 29, 2004, the audit committee appointed Blackman Kallick Bartelstein, LLP (“BKB”) as our independent registered public accountant to replace Poulos & Bayer, Chicago, Illinois.  This selection was made after a lengthy qualification and proposal process among several qualified candidates.  As of the date of this proxy statement, the audit committee has determined that BKB shall continue as our independent accountant. Although not required by law or otherwise, this proposal is put before the stockholders because the board believes that it is a good corporate practice to seek stockholder approval of the selection of the independent accountant. However, the audit committee has not retained BKB or any other firm for the 2007 annual audit. Since in performing its duties the audit committee is continually evaluating all available opinions, shareholder ratification of the appointment of BKB does not preclude the audit committee from any subsequent actions deemed in the best interests of the Company.

We anticipate that a representative of BKB will attend the meeting and, if present, this representative will have the opportunity to make a statement if he or she desires to do so.  We also anticipate that this representative will be available to respond to appropriate questions from stockholders.  If the appointment of BKB is not approved, the audit committee will investigate the reasons for rejection and reconsider the appointment.

Required Vote

Ratification of the appointment of Blackman Kallick Bartelstein, LLP as our independent registered public accounting firm for the year ending December 31, 2007 requires the affirmative “FOR” vote of a majority of the votes cast on the proposal. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Blackman Kallick Bartelstein, LLP.

Recommendation

Our board of directors recommends that you vote “FOR” the appointment of Blackman Kallick Bartelstein, LLP as independent registered public accountants for the fiscal year ended December 31, 2007.

INDEPENDENT PUBLIC ACCOUNTANTS

Audit and Non-Audit Fees

The following presents fees billed by Blackman Kallick Bartelstein LLP (BKB) for professional services rendered during each of the fiscal years ended December 31, 2006 and 2005, respectively, for the audit of our annual financial statements and review of financial statements included in our quarterly reports, audit-related services, and tax services rendered by BKB.

	Fiscal Year Ended December 31,
Description	2006	2005

Audit Fees	763,304	618,738
Audit-Related Fees	374,777	437,238
Tax Fees	157,912	40,171
All Other Fees	0	0

Approval of Services and Fees

Our audit committee has reviewed and approved all of the fees charged by BKB, and actively monitors the relationship between audit and non-audit services provided by BKB.  The audit committee concluded that all services rendered during the years ended December 31, 2005 and 2006, by BKB were consistent with maintaining their respective independence.  As a matter of policy, we will not engage our primary independent registered public accountants for non-audit services other than “audit-related services,” as defined by the SEC, certain tax services, and other permissible non-audit services as specifically approved by the chairperson of the audit committee and presented to the full committee at its next regular meeting.  The policy also includes limits on hiring partners of, and other professionals employed by, BKB to ensure that the SEC’s auditor independence rules are satisfied.

Under the policy, the audit committee must pre-approve all services provided by our independent registered public accountants and the fees charged for these services including an annual review of audit fees, audit-related fees, tax fees and other fees with specific dollar value limits for each category of service.  During the year, the committee will periodically monitor the levels of fees charged by BKB and compare these fees to the amounts previously approved.  The audit committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.  Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the audit committee for approval.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

BKB has served as our independent registered public accountants for our two most recent fiscal years. Since they were first engaged on September 29, 2004, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or audition scope or procedure.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee, and the subsequent Compensation Committee Report, do not constitute soliciting material and will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement or portions thereof into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts..

The Audit Committee is composed of four Directors who, in the judgment of the Board of Directors, meet the independence requirements of the American Stock Exchange and the Securities and Exchange Commission. The Audit Committee operates under a charter adopted by the Board of Directors. The charter is available in the “Investors” section of the Company’s website at http://www.thinkpartnership.com. The primary function of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting processes. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent auditors are responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

The Audit Committee submits the following report pursuant to the Securities and Exchange Commission rules:

•

The Audit Committee has reviewed and discussed with management and with Blackman Kallick Bartelstein, LLP (“BKB”), the Company’s independent registered public accounting firm, the audited and consolidated financial statements of the Company for the year ended December 30, 2006 (the “2006 Financial Statements”).

•

BKB has advised the management of the Company and the Audit Committee that it has discussed with them all the matters required to be discussed by Statement of Auditing Standards No. 61, as modified, which include among other items, matters related to the conduct of the audit of the 2006 Financial Statements.

•

The Audit Committee has received from BKB the written disclosures and the letter required by Independence Standards Board Standard No. 1 (which relates to the auditor’s independence from the Company and its related entities) and has discussed BKB’s independence with them.

•

Based upon the aforementioned review, discussions and representations of BKB, and the unqualified audit opinion presented by BKB on the 2006 Financial Statements, the Audit Committee recommended to the Board of Directors that the 2006 Financial Statements be included in the Company’s Annual Report on Form 10-K, for the 2006 fiscal year, and that BKB be selected as the independent registered public accounting firm for the Company for fiscal 2007.

AUDIT COMMITTEE MEMBERS:
Robert T. Geras* (Chairman)
Patrick W. Walsh
George Mellon*
Joshua Metnick*
* Joined the audit committee in August 2006

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information, as of April 16, 2007, concerning the amount of common stock beneficially owned (unless otherwise indicated) by each person known to us to be the beneficial owner of more than five percent (5%) of our common stock, our directors and nominees for the board of directors, our named executive officers and our directors and named executive officers as a group. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Think Partnership Inc., 28050 US 19 North, Suite 509. Clearwater, FL   33761

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to any applicable community property laws.

The beneficial ownership percentages are based on a total of 67,416,350 shares outstanding as of April 16, 2007. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 16, 2007. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

The information provided in the table is based on our records, information filed with the Securities and Exchange Commission and information provided to us, except where otherwise noted.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Total Number of Shares of Common Stock Beneficially Owned As of April 16, 2007	Shares Owned	Options **	Percent of shares of Common Stock Outstanding

Directors, Executive Officers and Nominees

Scott P. Mitchell (1), (2)	2,005,953	1,766,667	239,286	2.62%
Robert T. Geras (1)(3)	1,285,988	1,104,724	181,264	1.64%
John Linden (1)	955,500	955,000	0	1.42%
Patrick W. Walsh (1)(4)	200,000	0	200,000	*
Jody Brown (1)(5)	41,431		41,431	*
George Mellon (1)(6)	101,250	75,000	26,250	*
Joshua Metnick (1)	—	—	—	—
Stan Antonuk (1)	—	—	—	—

5% Stockholders

William Blair Small Cap Growth Fund (7)	7,532,109	5,435,495	2,096,614	8.06%
Magnetar Capital Master Fund, Ltd. (8)	5,731,416	3,691,700	2,039,716	5.48%

All Directors and Executive Officers as a Group (8 persons)	4,590,122			6.80%
* Less than 1%.
** Includes only options that are vested

(1)

Executive Officer or Director.

(2)

Includes 71,429 shares of common stock and 39,285 warrants to purchase common stock at $4.12 per share owned by the Scott and Kristi Mitchell Family Limited Partnership, of which Mr. Mitchell has voting and dispositive power.  Also includes 50,000 warrants to purchase common stock at $2.10 per share and 50,000 warrants to purchase common stock at $2.40 per share.  Also includes 100,000 warrants to purchase common stock at $0.13 per share which Mr. Mitchell acquired in a transaction with former directors of the Company.

(3)

Includes warrants to purchase 181,264 shares of our common stock at $4.12 per share.

(4)

Consists of warrants to purchase 200,000 shares of common stock at $0.13 per share.

(5)

Consists of warrants to purchase 41,431 shares of our common stock at $2.05 per share.

(6)

Mr. Mellon’s ownership consists of 50,000 shares of common stock and shares of common stock underlying warrants to purchase 12,500 shares at $2.05 per share.  Also, Mr. Mellon has voting and dispositive power with respect to the shares held by Mellon Enterprises.    Mellon Enterprise’s ownership consists of 25,000 shares of common stock and shares of common stock underlying warrants to purchase 13,750 shares of common stock at $4.12 per share.

(7)

Includes 5,435,495 shares of common stock and 1,424,000 warrants to purchase common stock at $2.50 per share, 448,409 warrants to purchase common stock at $3.05 per share and 224,205 warrants to purchase common at $4.00 per share. William Blair & Company, L.L.C. is the investment advisor with sole voting and investment power over the stock and warrants. Its address is 222 W. Adams, Chicago, IL 60606. Source for shares owned: Schedule 13G filed with the SEC on February 8, 2007.

(8)

Includes 3,691,700 shares of common stock and 1,000,000 warrants to purchase common stock at $2.50 per share, 693,144 warrants to purchase common stock at $3.05 per share and 346,572 warrants to purchase common at $4.00 per share. Magnetar Capital Partners LP servers as the sole member and parent holding company of Magnetar Financial LLC. Magnetar Financial LLC serves as investment adviser to Magnetar Capital Master Fund, Ltd. and exercises voting and investment power over the stock and warrants.  The address of all Magnetar entities is 1603 Orrington Avenue, 13th Floor, Evanston, IL 60201. Source for shares owned: Schedule 13G filed with the SEC on February 14, 2007

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our executive officers, directors and shareholders beneficially owning more than 10% of our common stock are required, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to file reports of ownership of our common stock with the Securities and Exchange Commission.  Based solely upon a review of the copies of reports furnished to us and written representations that no other reports were required, we believe that, except as described below, our executive officers, directors and stockholders beneficially owning more than 10% of our common stock, have complied with the requirements during the year ended December 31, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to annually reviewing the independence of our directors, the Company also maintains strict policies and procedures for ensuring that our directors, executive officers and employees maintain high ethical standards and avoid conflicts of interest. Our directors, executive officers and employees are all subject to our Code of Conduct and Business Code of Ethics Business Policy and each signs the policy to ensure compliance. Our Policy requires all directors, executive officers and employees to maintain the highest standards of honest and ethical conduct and prohibits any actual or apparent conflicts of interest. All are prohibited from committing acts contrary to these standards nor shall they condone the commission of such acts by others. Any transactions which may constitute a potential conflict of interest are to be reported to our President, who is obligated to inform our audit committee.

We refer to our audit committee, for the review and pre-approval, all transactions between us and any related parties, including our directors, executive officers, nominees for director or executive office, 5% stockholders and immediate family members of any of the foregoing. Any related party intending to enter into a transaction with the Company must provide us with all relevant details of the transaction. No related party will be allowed to participate in a business transaction with the Company in which they will receive a significant profit or gain, unless the transaction has been approved by a majority of our independent directors who determine that the transaction is in our best interests and, in the majority’s judgment, the terms of such transaction are at least as beneficial to us as the terms we could obtain in a similar transaction with an independent third party. In order to meet these standards, the independent directors may conduct a competitive bidding process, secure independent consulting advice, engage in their own fact-finding, or pursue such other investigation and fact-finding initiatives as may be necessary and appropriate in the their judgment.

Any member of the audit committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

Since January 1, 2006, we have not been a party to, and we have no plans to be a party to, any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, holder of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest, other than in connection with the transactions described below.

Investor Rights Agreements

We have entered into investor rights agreements, or other agreements containing registration rights, with certain purchasers of our common stock and certain holders of warrants to purchase our common stock. Certain of our directors, including entities with which they are affiliated, executive officers and holders of 5% of our capital stock are parties to these agreements. Stockholders who are a party to such agreements are provided certain rights to demand registration of shares of common stock and/or to participate in a registration of our common stock that we may decide to do, from time to time.

Indemnification

Our By-Laws require us to indemnify our directors, officers, employees and agents to the fullest extent permitted by Nevada law, to the extent they have been successful on the merits or otherwise in defense of any action, suit or proceedings specified in the By-Laws. We may indemnify or enter into an indemnification agreement with each of our directors and officers.

EXECUTIVE OFFICERS AND DIRECTORS COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Process

The compensation-related decisions of our Company have been affected by a number of major changes in the Company’s business during the past year. In 2006 we faced the challenge of transitioning from the leadership by our prior Chief Executive Officer and his associates to the leadership and management of the current executive team. Four of our five directors first joined our board of directors during the summer of 2006.  Since 2002 we have acquired a total of fourteen companies.  Four significant acquisitions were completed in 2006. Management efforts were focused on creating a new corporate culture after prior management departed, restructuring operations to achieve the synergistic potential of our acquired businesses, and developing new products and services for future growth.

Many of our managers and higher paid staff became our employees with employment agreements negotiated as part of the acquisition agreements. As a result, compensation paid to such employees was determined by acquisition parameters, not application of any internal compensation process by Think Partnership.  We are attempting to rationalize and standardize our compensation process and levels of compensation across all divisions and acquired subsidiaries. However, we are constrained by the legal requirements of existing employment agreements.  Most of the employment agreements entered into with employees of our acquired companies expire over approximately the next three years. We do not expect to renew them.

The following Compensation Discussion and Analysis (“CD&A”) describes our overall compensation philosophy and the primary components of our executive compensation program. Furthermore, the CD&A explains the process by which the Compensation Committee (the “Committee”) determined the 2006 compensation for all Named Executive Officers. Finally, the CD&A discusses the Committee’s adoption or implementation of new or modified executive compensation policies and practices during the first quarter of fiscal 2007.

Compensation Philosophy

The fundamental objectives of our executive compensation program are to attract and retain highly qualified executive officers, motivate these executive officers to materially contribute to our long-term business success, and align the interests of our executive officers and stockholders by rewarding our executives for individual and corporate performance based on targets established by the Committee.

We believe that achievement of these compensation program objectives enhances long-term shareholder value. When designing compensation packages to reflect these objectives, the Committee has adopted the following four principles as a guide:

•

Alignment with stockholder interests:  Compensation should be tied, in part, to our stock performance through the granting of equity awards to align the interests of executive officers with those of our stockholders.

•

Recognition for business performance:  Compensation should correlate in large part with our overall financial performance.

•

Accountability for individual performance:  Compensation should partially depend on the individual executive’s performance, in order to motivate and acknowledge the key contributors to our success.

•

Competition:  Compensation should generally reflect the competitive marketplace and be consistent with that of other well-managed companies in our peer group.

In implementing this compensation philosophy, the Committee takes into account the compensation amounts from the previous years for each of the Named Executive Officers, and internal compensation equity between the Named Executive Officers and other employees.

2006 Compensation Determination Process

In 2006, the compensation program for our executive officers consists of the following components:

o

Base salary;

o

Annual performance-based cash awards;

o

2005 Long-Term Incentive Plan Awards; and

o

Other fringe benefits and perquisites.

The Compensation Committee believes that the Company's executive compensation package consists of elements of compensation that are typically used to incentivize and reward executive management at other companies of our size, in our geographic area or in our industry. Each of these components is designed to meet the program's objectives of providing a combination of fixed and variable, performance-based compensation linked to individual and corporate performance. In the course of setting the initial compensation level for new hires or adjusting the compensation of existing employees, the Committee considered the advice and input of the Company’s management. Our Chief Executive Officer (“CEO”) typically makes recommendations to the Compensation Committee for any proposed changes in salary, as well as performance-based awards and stock option grants, for the other named executive officers. The Compensation Committee decides any salary change, as well as performance-based awards and stock option grants, for the CEO.

Three of our four Named Executive Officers have individually negotiated employment agreements with the Company. The terms and conditions of these employment agreements are summarized subsequently in this proxy statement. The compensation established in such agreement was either the result of negotiations between the Company and the executive, our CEO and the executive or as part of our acquisition of another company. All employment agreements were reviewed and approved in advance by our board of directors. The only Named Executive Officer without an employment agreement is our Chief Operating Officer. His compensation was determined by our CEO and reviewed by our board of directors.

 2006 Base Salary

Base salary is an important component of executive compensation because it provides executives with an assured-level of income, assists us in attracting executives and recognizes different levels of responsibility and authority among executives. The determination of base salaries is based upon the executive’s qualifications and experience, scope of responsibility and potential to achieve the goals and objectives established for the executive. Additionally, past performance, internal pay equity and comparison to competitive salary practices are also considered.

In general, the Compensation Committee considers two types of potential base salary increases for: (1) “merit increases” based upon the executives’ individual performance; and/or (2) or “market adjustments” based upon the peer group salary range for similar executives. In 2006, three of the four Named Executive Officers had base salaries determined exclusively pursuant to employment agreements, which are summarized subsequently in our proxy statement.  At the time he received his employment agreement, our Chief Financial Officer’s base salary increased $50,000, or 25%, in recognition of his increased responsibilities from our recent acquisitions. Our Chief Operating Officer was hired in 2006.  His base salary was established by the CEO and approved by our board.

2006 Performance Based Cash Awards

In 2006 we had no formal bonus plan and paid no performance cash awards to our Named Executive Officers. Scott P. Mitchell received a $150,000 signing bonus pursuant to his employment agreement as an inducement to remain with the Company and become CEO during a time of management uncertainty following the sudden departure of our former CEO.

2006 Long-Term Incentive Plan Awards

The objective of the Company’s long-term incentive program is to provide a long-term retention incentive for the Named Executive Officers and others and to align their interests directly with those of our stockholders by way of stock ownership.

Under our 2005 Long-Term Incentive Plan, approved by our stockholders on March 14, 2006, the board of directors or the Compensation Committee has the discretion to determine whether equity awards will be granted to Named Executive Officers and if so, the number of shares subject to each award. The 2005 Long-Term Incentive Plan allows the board or the Committee to grant the following types of awards, in its discretion: options, restricted stock and other stock-based awards with respect to up to 10,000,000 shares of our common stock, valued in whole or in part by reference to the fair market value of the stock. In most instances, these long-term grants vest over a multi-year basis.

The board determines the recipients of long-term incentive awards based upon such factors as excellent performance, the length of continuous employment, managerial level, any prior awards, and becoming a new employee. All our employees are eligible for awards. The board or the Committee grants such awards by formal action, which awards are not final until a stock option agreement is delivered by the Company and executed by both the Company and the employee. There is no set schedule for the board or the Committee to consider and grant awards. The board and the Committee have the discretion to make grants whenever it deems it appropriate in the best interests of the Company, and, in fact, did make discretionary grants to Named Executive Officers during 2006 as discussed subsequently in this proxy statement. It is the Company's policy to grant options to all employees only during periods other than “black out periods.” A black out period is defined in the Company's insider trading policy as the period beginning fifteen days before the end  of each quarter and continuing until the second trading day after information relating to the results of operations (earnings report) for such quarter have been announced to the public.

The Company does not have any program, plan or practice in place to time option or other award grants with the release of material, non-public information and does not release such information for the purpose of affecting the value of executive compensation. The exercise price of stock subject to options awarded under the 2005 Long-Term Incentive Plan is the fair market value of the stock on the date the grant is approved by the board or the Committee. Under the terms of the 2005 Long-Term Incentive Plan, the fair market value of the stock is the closing sales price of the stock on the date the grant is approved by the board or the Committee as reported by the American Stock Exchange.

While specific target stock option awards are not set for the Named Executive Officers each year, in 2006, in determining an appropriate amount of stock options to grant to the Named Executive Officers, the board of directors or the Committee determined the amount of equity awards granted to each executive by considering the executive’s responsibilities, employment agreement obligations, grant levels required to bring the executives’ award at or near the level of similar executives in the Company, the appropriate grant levels required to retain and incentivize key individual employee contributors, individual performance against personal objectives, and the number of options held by the named executive officers and other employees in relation to the total number of shares outstanding. No effort was made to establish the size of any 2006 equity award pool as the board considered the amount of awards reasonable and appropriate, without having any significant potentially dilutive effect on stockholders, and in line with the overall compensation policy of the Company to place emphasis on incentive compensation over base salaries. The numbers of restricted shares granted to the Named Executive Officers in 2006 are described in the table titled “Option/SAR Grants in Last Fiscal Year”.

Stock options granted to executive officers and all other employees are generally incentive stock options (“ISOs”), which qualify for preferential tax treatment for employees under the Internal Revenue Code (the “Code”). The main advantage to employees to receiving ISOs rather than non-qualified stock options (“NQSOs”) is that unlike NQSOs, no income tax is due upon exercise of ISOs, but rather tax is deferred until the acquired shares are sold (unless a “disqualifying disposition” occurs, as explained below). The Company believes that the potential preferential tax treatment provides an added incentive for our employees. The Company notes that, unlike NQSOs, the Company is not entitled to a tax deduction in the year in which the individual exercises the ISO. However, if the ISO holder does not meet the holding requirements for an ISO, he or she will have a disqualifying disposition, in which case the employee would be subject to taxation on exercise and the Company would be entitled to a deduction. Historically, exercised ISOs typically result in a disqualifying disposition and the Company has been entitled to a tax deduction. The Company expects this historical trend to continue in the future. Stock option grant amounts to the CFO and COO are recommended by the CEO to the Compensation Committee, and the Compensation Committee determines the stock option grant amount for the CEO and reviews and approves stock option grant amounts to the CFO and COO.

Pursuant to the terms of the 2005 Long-Term Incentive Plan, unless otherwise provided in the agreement governing the Award, in the event a participant is terminated “without cause during the one year period following a “Change in Control,” then: (i) any and all options granted under the Plan which would vest with the passage of time were the participant to continue as an employee for the applicable period and the “Current Year’s Percentage” (as hereinafter defined) of any options which are tied to performance standards that could possibly be achieved during the calendar year in which the Participant’s employment has been terminated, shall be deemed to vest in full and become immediately exercisable, and shall remain exercisable throughout their entire term; (ii) any restrictions imposed on restricted shares shall lapse with respect to restricted shares which would vest with the passage of time were the participant to continue as an employee for the applicable period and the “Current Year’s Percentage” of any restricted shares which are tied to performance standards that could possibly be achieved during the calendar year in which the participant’s employment has been terminated; and (iii) the maximum payout opportunities attainable under all other stock-based awards which would vest with the passage of time were the participant to continue as an employee for the applicable period shall be deemed to have vested in full and the “Current Year’s Percentage” shall be deemed to have been fully earned for the calendar year in which the participant’s employment has been terminated.  The “Current Year’s Percentage” shall mean that percentage of the performance-based award that would have been satisfied for the calendar year in question based upon the product of (i) the percentage of calendar quarters completed for the year in which the employee is terminated without cause, multiplied by (ii) the performance-based award that the employee would have earned had the entire four calendar quarters of the Company’s performance and the employee’s performance for the year equaled the average quarterly performance for all calendar quarters completed prior to termination of the employee’s employment for the year in question. The Committee believes that this change in control protection is generally very common among other companies, and the value of the award grants as a retention tool would be severely diminished if this protection were not included in the grant paperwork.

The Company’s insider trading policy prohibits the Directors, Named Executive Officers and other senior employees from selling the Company’s securities “short” – that is, selling securities that are borrowed (and not owned) on the assumption that the Company’s share price will decrease. The Company’s insider trading policy also prohibits directors, Named Executive Officers and other senior employees from buying or selling puts (i.e., options to sell), calls (i.e., options to purchase), future contracts, or other forms of derivative securities relating to the Company’s securities.

Other Compensation and Benefits

We have historically provided perquisites and other types of non-cash benefits on a very limited basis in an effort to avoid an entitlement mentality, reinforce a pay-for-performance orientation and minimize expense. Such benefits, when provided, can include additional health care benefits and additional life insurance. In keeping with our philosophy of limited usage, the value of these benefits is, in aggregate, below the SEC rule ($10,000 per individual) requiring disclosure. Accordingly, no amounts for perquisites or other personal benefits for our named executive officers are reported in the “All Other Compensation” column in the Summary Compensation Table below. Mr. Mitchell, however, is entitled to receive an annual car allowance of $10,000 pursuant to his employment agreement.

Retirement and Other Post-Termination Benefits

Other than our 401(k) plan, employment agreements with two of our Named Executive Officers, Messrs Mitchell and Linden which are summarized subsequently in this proxy statement, and certain other employment agreements which provide for severance for termination without cause, we have not entered any employment agreements that provide for a continuation of post-employment benefits.  Our benefits plans are generally the same for all employees, and so as of the date of this proxy statement, the Committee does not believe that any such plans in their present forms would continue post-employment, except as required by law (including with respect to COBRA), or otherwise set forth in this proxy statement. A description of these benefits for the Chief Executive Officer is included under the “Determination of Chief Executive Officer Compensation” section below. We do not currently maintain any other retirement or post-termination benefits plans.

Change in Control Severance Policy

We do not currently maintain any change in control severance plans or severance policies, except as provided in the 2005 Long-Term Incentive Plan discussed previously. Therefore, none of our Named Executive Officers will receive any cash severance payments in the event the Company undergoes a change in control.

Other Benefits

The Company seeks to maintain an open and inclusive culture in its facilities and operations among executives and other Company employees. Thus, the Company does not provide executives with reserved parking spaces or separate dining or other facilities, nor does the Company have programs for providing personal-benefit perquisites to executives, such as permanent lodging or defraying the cost of personal entertainment or family travel. The Company’s basic health care and other insurance programs are generally the same for all eligible employees, including the Named Executive Officers.  In addition, for 2007 the Named Executive Officers receive a Company paid Executive Medical Reimbursement plan for uncovered expenses on the Company’s standard health, dental and vision insurance, through Exec-u-care.

 Insurance

All full-time Company employees, including the Named Executive Officers, are eligible to participate in the Company’s standard medical, dental, long-term and short-term disability and life insurance plans. The terms of such benefits for the Company’s Named Executive Officers are generally the same as those for all Company employees. The Company pays approximately two-thirds of the annual health insurance premium with employees paying the balance through payroll deductions.  For vice presidents and above the Company pays the entire premium for short and long term disability insurance.  In addition, vice presidents and above receive Company paid term life and AD&D insurance in an amount up to five times their annual earnings to a maximum of $500,000; cancer, disability, long-term care, and personal recovery insurance; and a supplemental individual income protection insurance plan (i.e., supplemental disability insurance).  Our CEO is also eligible to receive a monthly long term disability benefit in an amount $2,000 per month higher than the standard executive benefit level.

 401(k)

The Company sponsors the Think Partnership Inc. 401k Plan, which is a qualified defined contribution retirement plan with a 401(k) feature. Participants are provided the opportunity to make salary reduction contributions to the plan on a pre-tax basis. The Company has the ability to make discretionary matching contributions and discretionary profit sharing contributions to such plan.  The Company did not making matching contribution in 2006.  Currently, the Company’s practice is to match 50% of the participants’ contributions, up to an aggregate of 6% of each participant’s earnings. The Company match vests over a three year period, subject to continued employment. After three years of continuous employment, the Company match immediately vests when made.

Determination of 2006 Chief Executive Officer Compensation

Mr. Mitchell’s compensation is determined in accordance with the Committee’s compensation philosophy, and his employment agreement which is described under “Executive Employment and Severance Agreements”. Mr. Mitchell’s employment agreement was only entered into on August 3, 2006. The board of directors did consider the relative fairness of the compensation under Mr. Mitchell’s employment agreement in relation to the other executives of the Company, as well as the past compensation to Mr. Mitchell. However, in 2006 the Committee did not have any reason or opportunity to meaningfully consider such factors as the Company’s overall performance, Mr. Mitchell’s individual performance, and CEO compensation compared to other peer group companies when determining Mr. Mitchell’s overall compensation.

Mr. Mitchell did not receive any performance based cash bonus in 2006.  He did receive a $150,000 signing bonus upon becoming CEO. Mr. Mitchell, as disclosed under “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” is one of the Company’s largest individual stockholders. Therefore, the Committee believes his interests, short-term and long-term, are aligned with the interests of the stockholders. However, the Committee does not believe that Mr. Mitchell’s relatively large stock holdings should disqualify him from additional stock grants and the Committee believes that additional grants do serve as a valuable retention tool.

Accordingly, in 2006 pursuant to his new employment agreement, the Company awarded Mr. Mitchell options to purchase 450,000 shares of our common stock pursuant to the long-term incentive program described above. No other perquisites are provided to Mr. Mitchell other than his $10,000 annual car allowance.

The Committee believes that the Chief Executive Officer’s base salary, potential bonus compensation  (if any) and long term stock incentive grants for 2006 altogether remain within the range of other chief executive officers within companies of similar size.

Federal Income Tax and Accounting Considerations

Section 162(m)

The policy of the Committee is to establish and maintain a compensation program that maximizes long-term stockholder value. The Committee believes executive compensation programs should serve to achieve that objective, while also minimizing any effect of Section 162(m) of the Internal Revenue Code. Generally, Section 162(m) provides for an annual $1 million limitation on the deduction an employer may claim for compensation of executive officers unless it is performance-based. The stock options and restricted stock grants issued to senior executive officers and managers as part of the Company’s long-term incentive program qualify as performance-based compensation as defined in Section 162(m) because the Company’s 2005 Long-Term Incentive Plan, approved by stockholders, complies with the provisions of Section 162(m). Accordingly, payments under such incentive plans will not be included in applying the $1 million limitation. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Committee has adopted a policy that all compensation will not necessarily be deductible for income tax purposes.

Accounting Considerations

The Committee has taken certain accounting rules and consequences into consideration when determining the type of equity awards that executive officers should receive as part of the Company’s long-term incentive plan component of compensation packages. Under FAS 123(R), expenses the Company incurs in connection with grants of restricted stock that vests upon the satisfaction of certain performance criteria are higher and must be recorded sooner than grants that vest upon the passage of time. Therefore, the vesting of restricted stock grants made to the Company’s executive officers and employees is tied to the passage of time rather than conditioned upon fulfillment of certain performance targets.

2007 Compensation

In conjunction with its determination of 2007 compensation for the Named Executive Officers, the Committee is considering modifying some existing executive compensation policies and adopting several additional new policies. Among the policy changes being considered in 2007 are the following:

Independent Committee Consultant

The Committee is considering hiring an independent compensation consultant, to assist the Committee in its review and approval of the 2007 base salaries, incentive compensation, long-term compensation and other compensation-related issues for the Company’s executive officers.

Establishing a Peer Group

The Committee is considering establishing the peer group for purposes of creating and comparing future compensation packages.

 Adoption of Policy for Adjustment or Recovery of Awards in the event of Accounting Restatement

The Committee is considering requiring that all annual incentive plans contain a provision requiring an adjustment or recovery of awards in the event of accounting restatements.

Predetermined Performance Targets and Reviews

The Committee is considering establishing predetermined performance targets for Named Executive Officers in order to evaluate salary increases on predetermined performance targets, and to undertake an annual performance review of each of the Named Executive Officers in order to determine whether they are eligible for merit increases.

In addition to determining merit increases for the Named Executive Officers, the Committee expects to compare the Named Executive Officers’ salaries to the salaries of similar executives in the Company’s peer group in order to determine whether any market adjustments are appropriate.

In 2007, we intend to implement a formal bonus plan to set high performance standards for its Named Executive Officers and other executives and employees. The Committee expects to align 2007 cash bonus with the interests of our stockholders and the executives’ individual performance.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis section of the Company's 2007 Proxy Statement. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Proxy Statement for 2007 and incorporated by reference in the Company's 2006 Annual Report on Form 10-K.

Submitted by the Compensation Committee of the Board of Directors:

COMPENSATION COMMITTEE MEMBERS:
Robert T. Geras*(Chairman)
Patrick W. Walsh
George Mellon*
Joshua Metnick*
* Joined the compensation committee in August 2006

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of our independent directors listed above, none of whom are employees or current or former officers of the Company, nor had any relationship with the Company required to be disclosed under “Certain Relationships and Related Party Transactions.”

SUMMARY COMPENSATION TABLE

The Summary Compensation Table and supplementary tables that follow describe the compensation paid to our President and Chief Executive Officer ("CEO"), Chief Operating Officer (“COO”), Chief Technology Officer (“CTO”) and Chief Financial Officer ("CFO") for 2006.

The following table sets forth all compensation awarded to, earned by or paid, on a consolidated basis, to our chief executive officer and any other executive officer earning salary and bonus exceeding $100,000 referred to herein as the named executive officers.  Each of the four persons set forth below, Messrs. Jacobs, Mitchell, Brown and Martin, were actually paid by our subsidiary, MarketSmart Interactive.  Our total compensation expense as reflected on our Consolidated Financial Statements includes the compensation expenses for each of our subsidiaries including MarketSmart Interactive.  Only two executive officers, other than our chief executive officers, received a salary and bonus exceeding $100,000 for the year ended December 31, 2005.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Scott P. Mitchell,	2006	$367,192	$150,000	0	$512,000	0	0	$4,167	$1,033,359
President (2) and CEO	2005	$216,018	0	0	0	0	0	0	$216,018
	2004	$154,130	0	0	0	0	0	0	$154,130

Gerard M. Jacobs,	2006	$107,885	0	0	0	0	0	0	$107,885
Former President	2005	$294,981	$100,000	0	$1,080,000	0	0	0	$1,474,981
and CEO	2004	$225,527	0	0	0	0	0	0	$225,527

Jody Brown, Chief	2006	$216,750	0	0	$168,000	0	0	0	$384,750
Financial Officer, (3)	2005	$187,246	0	0	0	0	0	0	$187,246
	2004	$46,292	0	0	$36,198	0	0	0	$82,490

Stan Antonuk	2006	$100,962	0	0	$168,000	0	0	0	$268,962
Chief Operating	2005	0	0	0	0	0	0	0	0
Officer(4)	2004	0	0	0	0	0	0	0	0

George Douaire	2006	$237,019	0	0	0	0	0	0	$237,019
Former COO(5)	2005	$69,712	0	0	$158,325	0	0	0	$228,037
	2004	0	0	0	0	0	0	0	0

John Linden	2006	$208,141	0	0	$168,000	0			$376,141
Chief Technology	2005	0	0	0	0	0	0	0	0
Officer(6)	2004	0	0	0	0	0	0	0	0

S. Patrick Martin,	2006	0	0	0	0	0	0	0	0
MarketSmart	2005	$243,957	$75,000	0	$324,000	0	0	0	$642,957
Interactive, Inc. (7)	2004	$254,433	0	0	0	0	0	0	$254,433

(1)

The amounts in the Option Awards column reflect the fair value on the date of grant in accordance with FAS 123R. The assumptions used in calculating these values may be found in Note 10 to our Financial Statements for the year ended December 31, 2006.  The Company will continue to recognize compensation expense for all stock-based awards ratably over the service period under the provisions of FAS 123R.

(2)

Mr. Mitchell began serving as our President in August 2005.

(3)

Mr. Brown began serving as our Chief Financial Officer in August, 2004.

(4)

Mr. Antonuk began serving of our Chief Operating Officer in July 2006.

(5)

Mr. Douaire served as our Chief Operating Officer from August 2005 until July 2006.

(6)

Mr. Linden began serving as our Chief Technology Officer in July 2006.

(7)

Mr. Martin ceased serving as President and Chief Executive Officer of MarketSmart Interactive effective November 30, 2005.

Option/SAR Grants in Last Fiscal Year

The following table sets forth information regarding the number of options granted to each of the named executive officers during the year ended December 31, 2006.

Name	Number of Securities Underlying Options	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date
Scott P. Mitchell	400,000	25%	$2.19	8/3/2011
Jody Brown	150,000	9%	1.92	9/1/2011
Stan Antonuk	150,000	9%	1.92	9/1/2011
John Linden	176,460	11%	(1)	9/1/2011

(1)

Mr. Linden received 150,000 options at an exercise price of $1.92 during the year as compensation.  Mr. Linden also received 8,820 options to purchase common stock at an exercise price of $2.75 and 17,640 options to purchase common stock at exercise prices based on future dates as consideration for the acquisition of Litmus Media, Inc.

Value of Securities Underlying Unexercised Options

The following table sets forth information regarding the number and value of securities underlying unexercised options or warrants held by each of the named executive officers at December 31, 2006.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at December 31, 2006(1)		Value of Unexercised In-the-Money Options/ SARs at December 31, 2006 (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Scott P. Mitchell (3)	—	—	239,285	450,000	$408,000	$475,000
Jody Brown	—	—	41,431	150,000	48,889	196,500
Stan Antonuk	—	—	0	150,000	0	196,500
George Douaire (7)	—	—	31,250	118,750	0	0
John Linden (4)	—	—	0	176,460	0	200,734
S. Patrick Martin (5)	200,000	314,000	(6) 543,147	0	1,673,149	0

(1)

These amounts represent the total number of shares issuable on exercise of warrants held by the named executive officers as of December 31, 2006.

(2)

These amounts represent the difference between the exercise price of options or warrants and the closing bid price of our common stock on December 31, 2006.

(3)

Includes warrants to purchase 39,285 shares issued to Scott and Kristi Family Limited Partnership.

(4)

Mr. Linden received 150,000 options as part of his long term compensation in 2006 and 26,460 as part of the acquisition of Litmus Media, Inc. in April 2006.

(5)

Mr. Martin ceased serving as President and Chief Executive Officer of MarketSmart Interactive effective November 30, 2005.

(6)

Among these warrants, 33,147 were granted in 2000 at an exercise price of $2.00 per share which was reduced to $0.45 per share in 2003 and 510,000 in 2003 at an exercise price of $0.13 per share.

(7)

Mr. Douaire ceased serving as President of our Consumer Services Agreement effective February 16, 2007.

Executive Officers

The board of directors annually elects our executive officers.  These officers may, subject to any employment agreement limitations, be terminated at any time.  Listed below is information about our executive officers except for Mr. Mitchell, whose biography is included above with our other directors.

Jody Brown: Chief Financial Officer, Age 35. Since August 2004, Mr. Brown has served as our chief financial officer. From January 2001 until August 2004, Mr. Brown was a partner at the accounting firm of Poulos & Bayer, our previous independent registered public accountant. He had worked at Poulos & Bayer since 1995. Mr. Brown graduated from the University of Illinois at Chicago in 1995.

Stan Antonuk: Chief Operating Officer, Age 39. From July 1999 until joining us in July 2006, Mr. Antonuk was part of the leadership team at InterActive Corporation which launched the e-commerce site, HSN.com. In addition to overseeing technology and operations for HSN.com, Mr. Antonuk also oversaw technology for HSN’s Advanced Services business. Prior to HSN.com, Mr. Antonuk spent ten years serving in a variety of leadership positions in engineering, marketing, and technology for National Grid, an electric and gas power company in Upstate, New York.  He received a B.S. degree in Electrical and Computer Engineering from Clarkson University in Potsdam, N.Y. and an MBA from Le Moyne College in Syracuse, NY.

John Linden: Chief Technology Officer, Age 29. Mr. Linden has been Litmus Media’s chief executive officer since early 2005 where he built click fraud protected advertising distribution technologies for the performance-based advertising, search marketing, and e-retailing industries as well as developing its ValidClick search distribution network and its coupon and product comparison distribution systems. Prior to Litmus Media, Mr. Linden was the executive vice president of marketing for Positive Networks, Inc. He has also served as chief technology officer for Adknowledge and Virtumundo, Inc. Mr. Linden founded and was the chief executive officer of Planet Alumni, Inc.

Executive Employment and Severance Agreements

Scott P. Mitchell, CEO:  On August 3, 2006, we entered into an employment agreement with Mr. Scott P. Mitchell pursuant to which Mr. Mitchell will continue to serve as the Company’s president and chief executive officer. The employment agreement supersedes and replaces his August 19, 2004 employment agreement, as amended on August 19, 2005. Further, in connection with entering into the employment agreement, on August 3, 2006, the Company (i) agreed to pay to Mr. Mitchell a $150,000 signing bonus in immediately available funds, and (ii) issued to Mr. Mitchell options to purchase 400,000 shares of common stock, at an exercise price of $2.19 per share with one-third of the options vesting on each of the first, second and third year anniversaries of the date of issuance.

The employment agreement provides for (i) a five year term with automatic one-year renewals beginning on the fourth year anniversary of the agreement, unless at least sixty days prior to such anniversary, either party notifies the other of its intent not to renew; (ii) base salary equal to $485,000 per annum during the term of the agreement; (iii) a $10,000 per year allowance for a car, additional insurance or other benefits as determined by Mr. Mitchell; (iv) an annual cash bonus as determined by the Company’s board of directors, provided that during the term of the agreement, Mr. Mitchell’s annual salary, when combined with the annual cash bonus must be higher than the annual salary and annual cash bonus paid to any other employee of the Company during the such period; (v) a non-competition and non-solicitation covenant during the term of the employment agreement and for a period of six months thereafter; (vi) other benefits that are generally available to the Company’s executive management; and (vii) termination of the employment agreement (A) by Mr. Mitchell at any time upon not less than ninety-day prior written notice to the Company, (B) by the Company for “cause” or the disability of Mr. Mitchell, (B) automatically upon the death of Mr. Mitchell, or (C) by Mr. Mitchell for “good reason.”

The employment agreement defines “cause” to include Mr. Mitchell’s: (i) willful and continued failure to substantially perform his duties after a demand for substantial performance is delivered to Mr. Mitchell that specifically identifies the manner in which he has not substantially performed his duties, and he fails to resume substantial performance of his duties on a continuous basis within fourteen (14) days of receiving such demand; (ii) engaging in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise, and willful disloyalty or deliberate dishonesty or the commission by him of an act of fraud or embezzlement against the

Company; or (iii) conviction of a felony or a misdemeanor, other than traffic related or similar minor misdemeanors, either in connection with the performance of his obligations to the Company or which otherwise materially and adversely affects his ability to perform such obligations. The employment agreement defines “good reason” to include a material breach by the Company of any of the terms of the agreement or if Mr. Mitchell is asked to relocate to a geographic area outside of Clearwater, Florida and he does not consent to such relocation.

Further if the employment term is terminated by Mr. Mitchell for good reason, or if the Company causes the non-renewal of the employment term, the Company shall be obligated to pay Mr. Mitchell (i) any accrued but unpaid salary, prorated annual cash bonus and prorated vacation, and any other amounts accrued but unpaid as of the date of termination, and (ii) a lump-sum severance payment equal to the unpaid salary that would have been paid to Mr. Mitchell over the balance of the employment term. In addition, (i) the Company shall continue all medical, dental and life insurance benefits at no cost to the Mr. Mitchell for the greater of (A) twelve (12) months, commencing on the date of termination, or (B) the balance of the term, except if Mr. Mitchell begins new employment or service for another person or entity that offers comparable health insurance, such benefits shall immediately cease and (ii) the ownership of all restricted stock and options granted to Mr. Mitchell shall vest to the extent provided for in the applicable stock option or other agreement governing the issuance thereof. If the employment term is terminated by Mr. Mitchell for other than good reason, or by the Company for cause, or if Mr. Mitchell causes the non-renewal of the employment term, the Company shall pay to Mr. Mitchell in a lump sum payment any accrued but unpaid salary, prorated annual cash bonus and prorated vacation, and any other amounts accrued but unpaid as of the date of termination. Any severance payable shall be paid in one lump sum within ten (10) days after termination of the employment period.

Jody Brown, CFO:  On September 5, 2006, we entered into an employment agreement with Mr. Jody Brown pursuant to which Mr. Brown will continue to serve as the Company’s chief financial officer.  Further, on September 1, 2006, the Company (i) issued to Mr. Brown options to purchase 150,000 shares of common stock, at an exercise price of $1.92 per share with the options vesting over a three year period.  The employment agreement provides for (i) a three year term; (ii) base salary equal to $250,000 per annum during the term of the agreement; (iii) an annual cash bonus as determined by the Company’s board of directors, (iv) a non-competition and non-solicitation covenant during the term of the employment agreement and for a period of one year thereafter; (vi) other benefits that are generally available to the Company’s vice presidents; and (vii) termination of the employment agreement (A) by the Company for “cause” or the disability of Mr. Brown, (B) automatically upon the death of Mr. Brown, or (C) by Mr. Brown for “good reason”.

The employment agreement defines “cause” to include Mr. Brown’s: (1) repeated gross neglect of or negligence in the performance of his duties, which is not cured within 30 days after written notice thereof; (2) repeated failure or refusal to follow instructions given to him by the board, which is not cured within 30 days after receipt of written notice thereof; (3) repeated violation of any provision of the Company’s bylaws, code of ethics or of any other stated policies, standards, or regulations, which is not cured within 30 days after receipt of written notice thereof; (4) conviction or plea bargaining in regard to any criminal offense, other than a misdemeanor not involving moral turpitude or a minor traffic violation; or (5) violation or breach of any material term, covenant or condition contained in the employment agreement, which is not cured within 30 days after receipt of written notice thereof.  In addition, the employment agreement includes in the definition of “cause” the Securities and Exchange Commission issuing an order prohibiting Mr. Brown from acting as an officer of the Company.

Further if the employment term is terminated by Mr. Brown for good reason, or if the Company terminates the agreement without cause, the Company shall be obligated to pay Mr. Brown (i) any accrued but unpaid salary, prorated annual cash bonus and prorated vacation, and any other amounts accrued but unpaid as of the date of termination, and (ii) a lump-sum severance payment equal to the unpaid salary that would have been paid to Mr. Brown over the balance of the employment term.  The employment agreement defines “good reason” to include a material breach by the Company of any of the terms of the employment agreement or the Company’s failure to pay any amounts due under the agreement and such breach, or failure to pay, is not cured within 30 days.

John Linden, CTO:  On February 17, 2006, as part of our acquisition of Litmus Media, Inc., we entered into any employment agreement with John Linden to serve as the co-president of Litmus. The employment agreement provides for (i) a three year term; (ii) base salary equal to $250,000 per annum during the term of the agreement; (iii) an annual cash bonus as determined by the Company’s board of directors, (iv) a non-competition and non-solicitation covenant during the term of the employment agreement and for a period of one year thereafter; (vi) other benefits that are generally available to the Company’s vice presidents; and (vii) termination of the employment agreement (A) by the Company for “cause” or the disability of Mr. Linden, (B) automatically upon the death of Mr. Linden, or (C) by Mr. Linden if we require him to relocate more than 25 miles.

The employment agreement defines “cause” to include Mr. Linden’s: (1) repeated gross neglect of or negligence in the performance of his duties; (2) failure or refusal to follow instructions given to him by the board or refusal to accept relocation and transfer to another geographic location less than 25 miles from the Litmus” then current principal place of business; (3) repeated violation of any provision of the Company’s bylaws, articles of incorporation or other stated policies, standards or regulations; (4) conviction or plea bargaining in regard to any felony criminal offense, other than traffic violations; or (5) violation or breach of any material term, covenant or condition contained in the employment agreement.

Further if the Company terminates the agreement without cause, which includes Mr. Linden’s declining to relocate more than 25 miles from Litmus’ then current principal place of business, the Company shall be obligated to pay Mr. Linden (i) any accrued but unpaid salary, prorated annual cash bonus and prorated vacation, and any other amounts accrued but unpaid as of the date of termination, and (ii) a lump-sum severance payment equal to the unpaid salary that would have been paid to Mr. Linden over the balance of the employment term.

On July 21, 2006, Mr. Linden’s employment agreement was amended to change his employment to Chief Technology Officer of the Company. The three year term was adjusted to state a June 30, 2009 end date. There was no change in his compensation.

S. Patrick Martin. S. Patrick Martin entered into an employment agreement with our MarketSmart Interactive subsidiary, pursuant to which he served as the chief executive officer of MarketSmart Interactive, effective as of January 1, 2004. The term of the agreement continued until December 31, 2008, unless sooner terminated in accordance with the agreement. Under the agreement, Mr. Martin received a base salary of $240,000 per year, subject to increases and bonuses granted in the discretion of the board of directors of MarketSmart Interactive. If MarketSmart Interactive terminated the agreement prior to the expiration of the term other than “for cause,” then Mr. Martin is entitled to all amounts of his annual base salary that would have become due and owing through December 31, 2008, as if Mr. Martin’s employment had not been terminated prior thereto. The employment agreement contains non-compete and non-solicitation provisions during the term of the agreement and for a period of one year thereafter.

On December 2, 2005, we entered into a Separation Agreement and General Release with S. Patrick Martin, pursuant to which Mr. Martin ceased serving as the president and chief executive officer of our MarketSmart Interactive, Inc. subsidiary effective November 30, 2005. Additionally, Mr. Martin ceased serving on the board of directors and the board’s executive committee. Further, Mr. Martin ceased serving as an employee, officer, director or committee member of any subsidiary of the Company on which he had served.

We agreed to pay to Mr. Martin an aggregate of $105,000 over a period of twelve months beginning December 15, 2005. Additionally, we agreed to pay, in one lump sum, an amount representing all of the Company’s obligations for salary, sick and vacation pay due to Mr. Martin. Also pursuant to this agreement, we agreed to amend the terms of certain vested options or warrants previously granted to Mr. Martin, which otherwise would have terminated within thirty days following the separation date, to provide that Mr. Martin may exercise such options or warrants during the period beginning January 1, 2006 and ending November 30, 2006.

George F. Douaire.  Effective as of August 15, 2005, the Company entered into an employment agreement with Mr. Douaire, our former Chief Operating Officer. Mr. Douaire’s employment agreement provided for the following: (i) an employment term ending on August 31, 2008; (ii) base salary equal to $175,000 per annum, which was subsequently increased to $250,000; (iii) other benefits that are generally available to the vice presidents of the Company; (iv) a non-competition and non-solicitation covenant during the term of the employment agreement and for a period of one year thereafter; (v) termination of the employment agreement (A) by the Company for cause or the disability of Mr. Douaire, (B) automatically upon the death of Mr. Douaire, or (C) in the event that Mr. Douaire is asked to relocate to a geographic area outside the Chicago, Illinois metropolitan area, he does not accept such relocation, and a suitable position cannot be arranged at his current location; and (vi) severance equal to all amounts that would have become due and owing through August 11, 2008 if the Company terminates the employment agreement other than pursuant to (A), (B) or (C) above.  In addition, the Company issued to Mr. Douaire warrants to purchase up to 150,000 shares of the Company’s common stock at an exercise price equal to $3.44 per share.  Warrants with respect to 6,250 shares vest on the 11th day of each month beginning on August 11, 2006 through and including July 11, 2008.  The warrants expire on August 15, 2010, subject to earlier termination if not exercised within 30 days following Mr. Douaire’s last day of employment by the Company or by a subsidiary of the Company.

Effective February 16, 2007, we entered into a separation agreement with George Douaire pursuant to which his employment agreement was terminated and Mr. Douaire ceased serving as the president of our Consumer Services division. We agreed to make two severance payments to Mr. Douaire, each in the amount of $41,666.50.  All of his warrants were cancelled unexercised. Mr. Douaire released any claims against us and is prohibited from competing with the Company for one year.

Equity Compensation Plan Information

The following table presents certain information, as of December 31, 2006, with respect to compensation plans, including individual compensation arrangements, under which equity securities are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders*	1,785,000	$2.15	8,215,000
Equity compensation plans not approved by security holders	2,307,982	$1.35	0
Total	4,092,982	$1.70	8,215,000

* On March 14, 2006, our shareholders approved our 2005 Long-Term Incentive Plan pursuant to which we may grant options, restricted stock and other stock-based awards with respect to up to 10,000,000 shares of our common stock.

ANNUAL REPORT ON FORM 10-K

Our 2006 Annual Report on Form 10-K, including financial statements for the years ended December 31, 2006, 2005 and 2004, accompanies this proxy statement.  If requested, we will provide you copies of any exhibits to the Form 10-K upon the payment of a fee covering our reasonable expenses in furnishing the exhibits.  You can request exhibits to our Form 10-K by writing us at 28050 US 19 North, Suite 509, Clearwater FL 33761, attention: Corporate Secretary.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to Think Partnership Inc., Attn: Corporate Secretary, 28050 US 19 North, Suite 509. Clearwater, FL   33761 or by faxing a communication to (727) 324-0063.

APPENDIX A

Audit Committee Charter

March 13, 2007

Organization

This charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors (sometimes, the “Board”) of Think Partnership Inc. (the “Company”).

Statement of Policy

The Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the Company’s stockholders, the investment community, and others relating to:

•

the integrity of the Company’s financial statements and financial reporting process;

•

the Company’s systems of internal controls;

•

the performance of the Company’s accounting function and independent auditors; and

•

the independent auditor’s qualifications and independence.

In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors and the Company’s management.  In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain independent legal, accounting or other consultants to advise the Committee.  It is the intent of the Committee to comply with all applicable rules and regulations governing the Committee, such as those of the Securities and Exchange Commission (the “Commission”) and any securities exchange on which the Company’s securities are then listed for trading (the “Exchange”).

Meetings

The Committee shall meet at least four times annually.  In addition, the Committee shall hold such additional meetings as may be called by any member of the Committee or at the request of the Company’s independent auditors.  The Chairman of the Board, the Chief Executive Officer, Chief Financial Officer, and other key members of management may be invited from time to time to meetings to offer information, expertise and advice as requested by the Committee. The Committee may also request that independent auditors participate in Committee meetings, as necessary.  Attendance may be in person or by telephone.

Composition and Organization of Committee

•

Size of Committee

The Committee shall consist of at least three independent directors.

•

Member Qualifications

The members of the Committee shall meet the independence and experience requirement of applicable federal securities laws, including, the rules and regulations of the Commission, and the requirements of the Exchange.  Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.  In addition, at least one member should be an “audit committee financial expert” as determined by the Board in accordance with the rules of the Commission.

•

Appointment to Committee

The members of the Committee shall be appointed by the Board upon the recommendation of the Nominating Committee.  The Board shall make the appointments to the Committee at the organization meeting following each Annual Meeting of Stockholders.

•

Term

Members will be appointed by the Board for a one year term or until a successor is appointed and qualified.  The full Board will fill vacancies on the Committee and may remove a Committee member from membership on the Committee at any time without cause.

•

Committee Chair

The Committee Chair will be a board member appointed by the Board.  If the Committee Chair is absent from a meeting, another member of the Committee will act as Chair.

•

Annual Review of Committee and Charter

The Committee shall annually review the Committee’s own performance, which shall include eliciting input from management and the independent auditor on the performance of the Committee.  The Committee shall report the results of such self-assessment to the Board.

Not less than annually, the Committee shall review this Charter and recommend to the Board any changes it deems advisable.  At any time, the Board of Directors acting on its own initiative, or on recommendation of another Board committee, may amend this Charter.  Only the full Board of Directors may amend this Committee’s Charter.

•

Compensation

Members of the Committee shall, at the discretion of the Board, be entitled to receive fees for service on the Committee or for service as Chair of the Committee, in addition to the normal fees paid to all directors.

Responsibilities and Processes

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board.  The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and disclosures, and the independent auditor is responsible for auditing year-end financial statements and reviewing quarterly financial statements and conducting other procedures.  It is not the duty of the Committee to certify the Company’s financial statements, to guarantee the independent auditor’s report, or to plan or conduct audits.  Since the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management and the independent auditor and the accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities.  Nothing in this Charter is intended to change the responsibilities of management and the independent auditor.

The Committee shall prepare the report required by the rules of the Commission to be included in the Company’s annual proxy statement.

The Committee in carrying out its responsibilities believes its policy and procedures should remain flexible, in order to best react to changing conditions and circumstances.  The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities.  The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.  In carrying out its responsibilities, the Committee will:

Independent Auditors

1.

Have the sole authority and responsibility for the appointment, retention, oversight, termination and replacement of the independent auditor (subject, if applicable, to shareholder ratification).  The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor for the purpose of preparing and issuing an audit report and related work.

No audit services or non-audit services shall be performed by the independent auditor for the Company unless first pre-approved by the Committee and unless permitted by the rules and regulations of the Commission.  If the Committee approves an audit service within the scope of the engagement of the independent auditor, such audit services shall be deemed to have been pre-approved for the purposes of this Section.

The Committee may delegate one or more members of the Committee the authority to grant pre-approval of non-audit services required by this Section.  The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Committee for its approval at its next scheduled meeting.

2.

Perform the following:

a.

Obtain from the independent auditors on an annual basis, the written disclosures required under Independence Standards Board Standard No. 1 regarding any relationships between the auditors and the Company or any other relationships that reasonably may be thought to bear on the auditors’ independence;

b.

Discuss with the independent auditor the auditor’s independence including all relationships between the independent auditor and the Company that may impact the independent auditor’s objectivity and independence;

c.

Obtain from the independent auditors on an annual basis, a written statement that the Company’s chief executive officer, chief financial officer, controller or any person serving in an equivalent position to any of the foregoing for the Company, was not employed by the independent auditor and did not participate in any capacity in the audit of the Company during the one year period preceding the date of the initiation of the audit for which the independent auditor is engaged;

d.

Recommend to the Board appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence;

e.

Review and evaluate the lead audit partner of the independent auditor’s team;

f.

Annually obtain and review from the independent auditor a written report describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the independent auditor’s most recent internal quality-control review or peer review; and

g.

Annually obtain from the independent auditor a written report in which the independent auditor attests to and reports on the assessment of the Company’s internal controls made by the Company’s management.

3.

Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized.

4.

Review each opinion or report of the independent auditors and review any comments or recommendations of the independent auditors with respect to the audited or interim financial statements.

5.

Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present.  Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

6.

Review the range and cost of audit and non-audit services performed by the independent auditors.

Financial Reporting Process

7.

Review significant accounting and reporting issues, including recent professional and regulatory announcements, and the impact on the financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

8.

Evaluate whether management is setting the appropriate tone at the top by communicating the importance of strong internal controls.  Obtain an understanding of internal controls and the significant risk areas for the Company through discussions with management, and the independent auditors.  Periodically review the adequacy of internal controls that could significantly affect the Company’s financial statements through discussions with management and the independent auditors.

9.

Review and discuss with the independent auditor the following as it relates to periodic filings with the Commission:

a.

all critical accounting policies and practices used in the Company’s audit;

b.

all alternative treatments of the Company’s financial information within GAAP that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and

c.

all other material written communications between the independent auditor and management, such as any management letter or schedule of adjusted differences.

10.

Review with appropriate representatives of management and the independent auditors the financial information contained in the Company’s Quarterly reports on Form 10-Q prior to filing, the Company’s earnings announcements prior to release, and the results of the independent auditors’ review of Interim Financial information pursuant to Statement of Auditing Standards Statement No. 71, as may be modified or supplemented.  The chairman of the Committee may represent the entire Committee, either in person or by telephone conference call, for purposes of this review.

11.

Review with appropriate representatives of management and the independent auditors the scope and timing of the annual audit as well as the results of the audit work performed at the completion of the annual audit of the Company’s consolidated financial statements included in the Annual Report on Form 10-K for the last fiscal year.  Prior to its filing, the Committee shall, without limitation:

a.

Review and discuss the Company’s annual consolidated financial statements and related footnotes;

b.

Review and discuss the independent auditors’ audit of the consolidated financial statements and their report;

c.

Review and discuss any significant changes required in the independent auditors’ examination plan;

d.

Discuss with management and the independent auditor any problems, difficulties or disputes encountered during the course of the audit, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any accounting adjustments that were noted or proposed by the independent auditor but that were not adopted, any communications between the independent auditor’s team assigned to the Company’s audit and the auditors affiliated national office, and any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company;

e.

Review and discuss other matters related to the conduct of the audit which are to be communicated to the Committee under general accepted auditing standards including, discussions relating to the independent auditors’ judgments about such matters as the quality, not just the acceptability, of the Company’s accounting practices and other items set forth in Statement of Auditing Standards Statement No. 61 (“SAS61”) (Communication with Audit Committees) or other such auditing standards that may in time modify, supplement or replace SAS61; and

f.

Recommend to the Board of Directors, based on the review and discussions referred to above, that the Company’s consolidated financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

Financial Reporting Oversight

12.

Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies, if applicable.  Such discussion may be done generally, consisting or discussing the types of information to be disclosed and the types of presentations to be made.

13.

Periodically inquire of management and the independent auditor as to any disagreements that may have occurred between them relating to the Company’s financial statements or disclosures.  The Committee shall have the sole responsibility for the resolution of any disagreements between management and the independent auditor regarding financial reporting.

Review of Other Documents and Reports

14.

Review the activities, organizational structure, and qualifications of accounting and financial human resources within the Company.

15.

Review the procedures established by the Company that monitor the compliance by the Company with the covenants and restrictions contained in its loan agreements.

16.

Review with the Company’s counsel any legal matter that could have a significant impact on the Company’s financial statements.

Accountability to Board of Directors

17.

Report through its chairman to the Board of Directors following the meetings of the Committee.

18.

Maintain minutes or other records of meetings and activities of the Committee, all of which shall be submitted to the Corporate secretary to be filed with the minutes of meetings of the Company’s Board of Directors.

Legal Compliance and Ethics

19.

Review the Company’s policies and procedures for compliance with laws and regulations that may impact financial reporting and disclosure.

20.

Periodically review and approve the Company’s ethics code or “Code of Conduct”.  Recommend material changes for approval by the Board of Directors.  Provide for and review prompt disclosure to the public of any substantive change in, or any waiver of, such ethics code.

21.

Periodically review and approve the Company’s procedures for (i) the receipt, retention investigation and resolution of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees, in accordance with the Company’s Whistle Blowers Policy, of concerns regarding questionable accounting or auditing matters.  Monitor compliance with such procedures.

22.

As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Ethics Code and adopt as necessary remedial, disciplinary or other measures with respect to such conduct.

23.

Conduct or authorize and investigation of any matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other advisors for this purpose if, in its judgment, that is appropriate.  Report to the Board of Directors the results of its investigation and make such recommendations as it may deem appropriate.

24.

Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

25.

Annual review its own performance.

Other

26.

Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the external audit of the Company as the Committee may, in its discretion, determine to be advisable.

27.

Perform any other activities consistent with this Charter, the Company’s By-laws and charter documents and governing law as the Committee or the Board of Directors deems necessary or appropriate.

28.

Review the Company’s plans and programs with respect to risk management and related insurance overage.

29.

Review and monitor the Company’s risk assessment programs and related risk management strategies.

30.

Review the Company’s annual update on loss prevention and security matters.

31.

Review and approve, on an ongoing basis, all related party transactions.

Audit Committee Calendar

External Auditors	Q1	Q2	Q3	Q4	As Needed
Appointment of external auditors				X
Approval of engagement letter	X
Review cost of audit and non-audit services, if any	X	X	X	X
Pre-approval of non-audit services performed by external firm	X	X	X	X
External auditors’ independence	X
External auditors’ audit plan, including timing, scope and procedures				X
Significant changes to audit plan, scope restrictions, lack of info					X
Local office’s communication with national office	X
Disagreements with management	X
External auditors’ report	X
External auditors’ management letter	X	X
External auditors’ opinion of quality of financial reporting	X	X	X	X
Attestation report on internal controls	X
External auditors’ internal control findings	X
Significant accounting and reporting issues	X	X	X	X
External auditors’ results of Quarterly Review	X	X	X	X
Private session with external auditors	X	X	X	X
Other Committee Activities
Approve previous meeting minutes	X	X	X	X
File meeting minutes with Secretary	X	X	X	X
Report to Board of Directors	X	X	X	X
Report to shareholders	X
Annual Self-evaluation			X
Evaluate lead audit partner		X	X
Evaluate management’s role and success in maintaining internal controls	X
Respond to and investigate any Whistle Blower reports submitted to Audit Committee Chairperson.					X

Audit Committee Agenda Items*

Financial and Related Reporting	Q1	Q2	Q3	Q4	As Needed
Review of draft Form 10-Q / quarterly public filing		X	X	X
Review of draft Form 10-K / annual public filing	X
Review of proxy materials and narrative reporting	X
Review of Audit Committee Charter (included in proxy)	X
Review final draft of earnings announcements	X	X	X	X
Review and discuss critical accounting policies and practices, alternative treatments, and material communications between external audit and management	X	X	X	X
Planned changes in accounting principals					X
Significant accounting judgment and estimates	X	X	X	X
Discuss with management the Company’s earnings press releases					X
Controls and Compliance
Evaluation of disclosure controls	X	X	X	X
Management’s assessment of internal controls	X	X	X	X
Significant changes in financial reporting internal controls	X	X	X	X
Status of Sarbanes-Oxley Section 404 Compliance Project	X	X	X	X
Review accounting and finance organization structure and qualifications			X
Monitoring process for compliance with loan agreements	X
Review risk management and related insurance coverage		X
Review risk assessment program and risk management strategies		X
Review related party transactions	X
Review of independence, experience, and qualifications of Audit Committee Members	X
Annual update on Loss Prevention and Security Matters			X
Tax matters	X	X	X	X
Significant legal matters					X
Report of Charitable Contributions				X

*    Any items that are not marked “as needed” nonetheless will be addressed promptly if any issue arises in that area.

 ==================================================

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF
PROXIES WILL SAVE US THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES. PLEASE
PROMPTLY MARK, SIGN, DATE AND RETURN THE
ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

==================================================

THINK PARTNERSHIP INC.
28050 US 19 North, Suite 509
Clearwater, Florida 33761
This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Scott P. Mitchell and Jody Brown, and each of them as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote all the Common Stock of Think Partnership Inc. held of record by the undersigned at the close of business on April 26, 2007, at the Annual Meeting of Stockholders when convened on May 30, 2006 and at any postponements or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS SET FORTH HEREIN.  In the event that any other matter may properly come before the Annual Meeting, or any postponements or adjournments thereof, the Proxies are authorized, in their discretion, to vote on the matter.

PLEASE MARK VOTES AS IN THIS EXAMPLE ☒

1.		Elect the following five individuals to serve as directors, including four independent directors, until the next annual meeting of Stockholders or otherwise as provided in our governing documents.					For ☐	Withhold All ☐	For All Except ☐

	(01)	Scott P. Mitchell	(02)	Robert T. Geras	(03)	George Mellon
	(04)	Joshua Metnick	(05)	Patrick W. Walsh

INSTRUCTION: To withhold authority to vote for any nominee(s) mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

		FOR	AGAINST	ABSTAIN
2.	Ratify the appointment of Blackman Kallick Bartelstein, LLP as our independent registered public accountant for the fiscal year ended December 31, 2006	☐	☐	☐

☐ Please mark this box if you plan to attend the annual meeting in person.

Signature of Stockholder		Dated:
Signature, if held jointly		Dated:
Signature, if held jointly		Dated:
Signature, if held jointly		Dated:
Signature, if held jointly		Dated:

Please sign exactly as your name or names appear above. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person. Please sign, date and return this proxy card promptly using the enclosed envelope.